LVIP Cohen & Steers Global Real Estate Fund (the “Fund”) Supplement Dated June 5, 2012 to the Prospectus Dated April 30, 2012

This Supplement updates certain information in the Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The following replaces similar text on page 3:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: Cohen & Steers Capital Management, Inc.

Portfolio Manager(s)	Company Title	Experience w/Fund
Joseph Harvey	President	Since April 2007
Chip McKinley	Senior Vice President	Since April 2008
Jon Cheigh	Executive Vice President	Since June 2012

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Portfolio Manager(s)

Joseph Harvey, President and Chief Investment Officer, is a Senior Portfolio Manager for real estate securities portfolios. He has 24 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm’s research and consulting activities. Mr. Harvey has a BSE from Princeton University.

Chip McKinley, Senior Vice President, is a Portfolio Manager for global real estate securities portfolios. He has 17 years of experience. Prior to joining the firm in 2007, Mr. McKinley was a portfolio manager and REIT analyst at Franklin Templeton Real Estate Advisors. Previously, he was with Fidelity Investments and Cayuga Fund. Mr. McKinley has a BA from Southern Methodist University and an MBA from Cornell University.

Jon Cheigh, Executive Vice President, is a Portfolio Manager and Head of the global real estate investment team. He has 17 years of experience. Mr. Cheigh currently serves as executive vice president of the firm and CNS. Prior to joining the firm in 2005, Mr. Cheigh was a Vice President and Senior Research Analyst for Security Capital Group. Mr. Cheigh has a BA cum laude from Williams College and an MBA from the University of Chicago.

Please keep this Supplement with your Prospectus and other important records.